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                                                                   EXHIBIT 10.2


                                AMENDMENT NO. 3
                           TERM LOAN CREDIT AGREEMENT

         THIS AMENDMENT NO. 3 dated as of April 13, 2000 (the "Amendment") to the Term Loan Credit Agreement referenced below, is by and among HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation, and CAPSTONE CAPITAL CORPORATION, a Maryland corporation, as Borrowers, the banks identified therein and BANK OF AMERICA, N. A.. (formerly known as NationsBank, N. A.), as Administrative Agent. Terms used but not otherwise defined shall have the meaning provided in the Term Loan Credit Agreement.

                                   WITNESSETH

         WHEREAS, a $200 million term loan facility, consisting of a $187.4 million Tranche A Term Loan to Healthcare Realty Trust Incorporated ("HRT") and a $12.6 million Tranche B Term Loan to Capstone Capital Corporation ("CCT", and together with HRT, the "Borrowers"), was established pursuant to the terms of that Credit Agreement dated as of October 15, 1998 (as amended and modified, the "Term Loan Credit Agreement") among HRT and CCT, as Borrowers, the banks identified therein, and NationsBank, N.A., (now known as Bank of America, N.A.), as Administrative Agent;

         WHEREAS, approximately $43,200,000 remains outstanding on the Tranche A Term Loan and the Tranche B Term Loan has been paid;

         WHEREAS, HRT has requested extension of the Tranche A Term Loan and certain other modifications to the Term Loan Credit Agreement;

         WHEREAS, the Banks have agreed to the requested extension and modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Term Loan Credit Agreement is amended and modified in the following respects:

         1.1      The Tranche A Maturity Date is extended to May 30, 2000.

         2. This Amendment shall be effective upon execution hereof by the Banks and the Borrowers.

         3. Except as modified hereby, all of the terms and provisions of the Term Loan Credit Agreement (including schedules and exhibits) shall remain in full force and effect.

         4. The Borrowers agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Moore & Van Allen, PLLC.

         5. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.
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         6.       This Amendment shall be governed by and construed in
accordance with the laws of the State of North Carolina.


                  [Remainder of Page Intentionally Left Blank]



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         IN WITNESS WHEREOF, each of the undersigned parties has caused this
Amendment to be executed as of the day and year first above written.


BORROWERS:               HEALTHCARE REALTY TRUST INCORPORATED,
                         a Maryland corporation



                         By:       /S/
                            ---------------------------------------------------
                         Name:  Timothy G. Wallace
                         Title: Executive Vice President


AGENT: BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Agent under the Term Loan Credit Agreement



                         By:       /S/
                            ---------------------------------------------------
                         Name:  Ashley M. Crabtree
                         Title: Managing Director


BANKS:                   BANK OF AMERICA, N.A. (formerly known as NationsBank,
                         N.A.)



                         By:       /S/
                            ---------------------------------------------------
                         Name:  Ashley M. Crabtree
                         Title: Managing Director
                         Title:



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ACKNOWLEDGED & AGREED:

GUARANTORS:         DURHAM MEDICAL OFFICE BUILDING, INC.,
                    a Texas corporation
                    HEALTHCARE REALTY SERVICES INCORPORATED, an Alabama corporation
                    HR ASSETS, INC., a Texas corporation
                    FIR CAPITAL, INC., a Texas corporation
                    HR FUNDING, INC., a Texas corporation
                    HR INTERESTS, INC., a Texas corporation
                    HR OF TEXAS, INC., a Maryland corporation
                    HRT OF ALABAMA, INC., an Alabama corporation
                    HRT OF DELAWARE, INC., a Delaware corporation
                    HRT OF FLORIDA, INC., a Florida corporation
                    HRT OF ROANOKE, INC. a Virginia corporation
                    HRT OF TENNESSEE, INC., a Tennessee corporation
                    HRT OF VIRGINIA, INC., a Virginia corporation
                    PENNSYLVANIA HRT, INC., a Pennsylvania corporation
                    HR of SAN ANTONIO, INC., a Texas corporation
                    PROPERTY TECHNOLOGY SERVICES, INC., a Tennessee corporation



                    By:       /S/
                       --------------------------------------------------------
                    Name:  Timothy G. Wallace
                    Title: Executive Vice President
                    for each of the foregoing subsidiaries


                    PASADENA MEDICAL PLAZA SSJ, LTD.,
                    a Florida limited partnership
                    By: Healthcare Realty Trust Incorporated,
                    a Maryland corporation, as General Partner



                    By:       /S/
                       --------------------------------------------------------
                    Name:  Timothy G. Wallace
                    Title: Executive Vice President


                    SAN ANTONIO SSP, LTD., a Texas limited partnership
                    By: HR of San Antonio, Inc., a Texas corporation, as General Partner

                    By:       /S/
                       --------------------------------------------------------
                    Name:  Timothy G. Wallace
                    Title: Executive Vice President



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                  HR ACQUISITION I CORPORATION,
                  f/k/a Capstone Capital Corporation,
                  a Maryland corporation
                  CAPSTONE CAPITAL OF ALABAMA, INC.,
                  an Alabama corporation
                  CAPSTONE-CAPITAL OF BAYTOWN, INC.,
                  an Alabama corporation
                  CAPSTONE CAPITAL OF BONITA BAY, INC.,
                  an Alabama corporation
                  CAPSTONE CAPITAL OF CALIFORNIA, INC.,
                  an Alabama corporation
                  CAPSTONE CAPITAL OF CAPE CORAL, INC.,
                  an Alabama corporation
                  CAPSTONE CAPITAL OF KENTUCKY, INC.,
                  an Alabama corporation
                  CAPSTONE CAPITAL OF LAS VEGAS, INC.,
                  an Alabama corporation
                  CAPSTONE CAPITAL OF LOS ANGELES, INC.,
                  an Alabama corporation
                  CAPSTONE CAPITAL OF MASSACHUSETTS, INC., an Alabama corporation
                  CAPSTONE CAPITAL OF PENNSYLVANIA, INC.,
                  a Pennsylvania corporation
                  CAPSTONE CAPITAL OF SARASOTA, INC.,
                  an Alabama corporation
                  CAPSTONE CAPITAL OF TEXAS, INC
                  an Alabama corporation
                  CAPSTONE CAPITAL OF VIRGINIA, INC.,
                  an Alabama corporation
                  CAPSTONE CAPITAL PROPERTIES, INC.,
                  an Alabama corporation
                  CAPSTONE CAPITAL SENIOR HOUSING, INC.,
                  an Alabama corporation
                  CAPSTONE CAPITAL OF OCOEE, INC.,
                  an Alabama corporation
                  CAPSTONE CAPITAL OF PORT ORANGE, INC.,
                  an Alabama corporation



                  By:    /S/
                     ----------------------------------------------------------
                  Name:  Timothy G. Wallace
                  Title: Executive Vice President

    for each of the foregoing subsidiaries of HR Acquisition I Corporation;

                  CAPSTONE OF BONITA BAY, LTD., an Alabama limited partnership
                  By: CAPSTONE CAPITAL OF BONITA BAY, INC.,
                  an Alabama corporation, as General Partner



                  By:    /S/
                     ----------------------------------------------------------
                  Name:  Timothy G. Wallace
                  Title: Executive Vice President



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                                    CAPSTONE OF LOS ANGELES, LTD., an Alabama
                                    limited partnership
                                    By: CAPSTONE CAPITAL OF LOS ANGELES, INC.,
                                    an Alabama Corporation, as General Partner

                                    By:   /S/
                                       ----------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title:   Executive Vice President

                                    CAPSTONE OF CAPE CORAL, LTD., an Alabama
                                    limited partnership
                                    By: CAPSTONE CAPITAL OF CAPE CORAL, INC.,
                                    an Alabama corporation, as General Partner

                                    By:   /S/
                                       ----------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title:   Executive Vice President

                                    CAPSTONE OF LAS VEGAS, LTD., an Alabama
                                    limited partnership
                                    BY: CAPSTONE CAPITAL OF LAS VEGAS, INC., an
                                    Alabama corporation, as General Partner

                                    By:   /S/
                                       ----------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title:   Executive Vice President

                                    CAPSTONE OF SARASOTA, LTD., an Alabama
                                    limited partnership
                                    By: CAPSTONE CAPITAL OF SARASOTA, INC., an
                                    Alabama

                                    By:   /S/
                                       ----------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title:   Executive Vice President

                                    CAPSTONE CAPITAL OF SAN ANTONIO, LTD., an
                                    Alabama limited partnership
                                    By: CAPSTONE CAPITAL OF TEXAS, INC., an
                                    Alabama corporation, as General Partner

                                    By:   /S/
                                       ----------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title:   Executive Vice President

                                    CAPSTONE OF VIRGINIA LIMITED PARTNERSHIP, an
                                    Alabama limited partnership
                                    BY CAPSTONE CAPITAL OF VIRGINIA, INC., an
                                    Alabama corporation, as General Partner

                                    By:   /S/
                                       ----------------------------------------


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                                    Name:  Timothy G. Wallace
                                    Title:   Executive Vice President

                                    CAPSTONE OF OCOEE, LTD., an Alabama limited
                                    partnership
                                    By: CAPSTONE CAPITAL OF OCOEE,
                                    INC., an Alabama corporation, as General
                                    Partner

                                    By:   /S/
                                       ----------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title:   Executive Vice President

                                    CAPSTONE OF PORT ORANGE, LTD., an Alabama
                                    limited partnership
                                    By: CAPSTONE CAPITAL OF
                                    PORT ORANGE, INC., an Alabama corporation,
                                    as General Partner

                                    By:   /S/
                                       ----------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title:   Executive Vice President

                                    CAP-BAY IV, LTD., an Alabama limited
                                    partnership
                                    BY: CAPSTONE CAPITAL SENIOR
                                    HOUSING, INC., an Alabama corporation, as
                                    General Partner

                                    By:   /S/
                                       ----------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title:   Executive Vice President

                                    CAP-BAY V, LTD., an Alabama limited
                                    partnership
                                    By: CAPSTONE CAPITAL SENIOR
                                    HOUSING, INC., an Alabama corporation, as
                                    General Partner

                                    By:   /S/
                                       ----------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title:   Executive Vice President

                                    CAP-BAY VII, LTD., an Alabama limited
                                    partnership
                                    By: CAPSTONE CAPITAL SENIOR
                                    HOUSING, INC., an Alabama corporation, as
                                    General Partner

                                    By:   /S/
                                       ----------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title:   Executive Vice President

                                    CAP-BAY VIII, LTD., an Alabama limited
                                    partnership
                                    By: CAPSTONE CAPITAL SENIOR
                                    HOUSING, INC., an Alabama Corporation, as
                                    General Partner

                                    By:   /S/
                                       ----------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title:   Executive Vice President



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